MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST        Two World Trade Center

LETTER TO THE SHAREHOLDERS October 31, 1998             New York, New York 10048

DEAR SHAREHOLDER:

We are pleased to present the annual report on the operations of Morgan Stanley Dean Witter Insured Municipal Trust (IMT) for the fiscal year ended October 31, 1998.

On December 21, 1998, after the close of the period under review, the Trust changed its name from InterCapital Insured Municipal Trust to Morgan Stanley Dean Witter Insured Municipal Trust. Information on the name change was mailed to shareholders in mid-December under separate cover.

Since our last report six months ago, global financial turmoil, including the Russian currency crisis, has continued to affect the securities markets. This led to a flight-to-quality rally for U.S. Treasury bonds, with yields falling to 30-year lows. Municipal bond yields declined but lagged the downward trend of Treasury yields.

The deflationary impact of the international financial crisis began to temper U.S. economic growth prior to the summer's tumultuous market


                          BOND YIELDS 1994-1998

       30-Year Insured       30-Year U.S.        Insured Municipal Yields as a
       Municipal Yields    Treasury Yields    Percentage of U.S. Treasury Yields
1994        5.4%                 6.34%                     85.17%
            5.4                  6.24                      86.54
            5.8                  6.66                      87.09
            6.4                  7.09                      90.27
            6.35                 7.32                      86.75
            6.25                 7.43                      84.12
            6.5                  7.61                      85.41
            6.25                 7.39                      84.57
            6.3                  7.45                      84.56
            6.55                 7.81                      83.87
            6.75                 7.96                      84.8
            7                    8.00                      87.5
            6.75                 7.88                      85.66
1995        6.4                  7.70                      83.12
            6.15                 7.44                      82.66
            6.15                 7.43                      82.77
            6.2                  7.34                      84.47
            5.8                  6.66                      87.09
            6.1                  6.62                      92.15
            6.1                  6.86                      88.92
            6                    6.66                      90.09
            5.95                 6.48                      91.82
            5.75                 6.33                      90.84
            5.5                  6.14                      89.58
            5.35                 5.94                      90.07
1996        5.4                  6.03                      89.55
            5.6                  6.46                      86.69
            5.85                 6.66                      87.84
            5.95                 6.89                      86.36
            6.05                 6.99                      86.55
            5.9                  6.89                      85.63
            5.85                 6.97                      83.93
            5.9                  7.11                      82.98
            5.7                  6.93                      82.25
            5.65                 6.64                      85.09
            5.5                  6.35                      86.61
            5.6                  6.63                      84.46
1997        5.7                  6.79                      83.95
            5.65                 6.80                      83.09
            5.9                  7.10                      83.1
            5.75                 6.94                      82.85
            5.65                 6.91                      81.77
            5.6                  6.78                      82.6
            5.3                  6.30                      84.13
            5.5                  6.61                      83.21
            5.4                  6.40                      84.38
            5.35                 6.15                      86.99
            5.3                  6.05                      87.6
            5.15                 5.92                      86.99
1998        5.15                 5.80                      88.79
            5.2                  5.92                      87.84
            5.25                 5.93                      88.53
            5.35                 5.95                      89.92
            5.2                  5.80                      89.66
            5.2                  5.65                      92.04
            5.18                 5.71                      90.72
            5.03                 5.27                      95.45
            4.95                 5.00                      99.00
            5.05                 5.16                      97.87

Source: Municipal Market Data

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST activity. Lower commodity prices, cheaper imports and improved productivity offset the potential inflationary impact of strong domestic employment. With inflation held in check, the Federal Reserve Board provided liquidity to the markets by lowering short-term interest rates. Since the end of September, the Federal Reserve Open Market Committee cut the federal funds rate 75 basis points from 5.50 percent to 4.75 percent in three separate moves.

MUNICIPAL MARKET CONDITIONS

Municipal bond yields followed the downward trend of Treasury yields at a more moderate pace. At the end of October, long-term insured municipal index yields stood at 5.05 percent, index yields declined 30 basis points over the last 12 months. In contrast, 30-year U.S. Treasury bond yields fell 100 basis points during the same period.

As municipals lagged the rally in Treasuries, the ratio of municipal yields to Treasury yields rose sharply to 98 percent. (A rising ratio means that municipals have underperformed Treasuries and have become more attractive on a relative basis.) This increase was similar to the jump witnessed in 1986, when tax-reform proposals threatened the favorable tax advantage of municipal bonds.

The overall decline in interest rates has led to a substantial increase in new-issue municipal volume. Municipal issuance is on a pace to challenge 1993's underwriting record of $292 billion. Year-to-date, total municipal volume of $234 billion is up 32 percent. Half the underwriter volume was enhanced with bond insurance. Refundings represented 30 percent of total new issuance.

PERFORMANCE

The Trust's net asset value (NAV) increased from $15.96 to $16.13 per share during the fiscal year ended October 31, 1998. Based on this NAV change plus reinvestment of tax-free dividends of $0.955 per share, the Trust's total NAV return was 7.31 percent. IMT's price on the New York Stock Exchange moved from $15.25 to $15.625 per share. Based on this change in market price plus reinvestment of dividends, the Trust's total market return was 8.79 percent. On October 31, 1998, the Trust traded at a 3.13 percent discount to NAV.

Monthly dividends for the fourth quarter of 1998 were declared in September. Beginning with the October 1998 dividend the monthly dividend was reduced from $0.08 per share to $0.075 per share, to more closely reflect the Trust's anticipated income. The level of undistributed net investment income increased from $0.062 to $0.077 per share. Subsequent to the end of the fiscal year, the Trust declared a capital gain distribution of $0.104301 per share.

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST

[LARGEST SECTOR PIE CHART]


LARGEST SECTORS as of October 31, 1998 (% of Net Assets)

Refunded                                                          45%
IDR/PCR*                                                          15%
Water & Sewer                                                      9%
Mortgage                                                           6%
All Others                                                        25%

* Industrial Development/Pollution Control Revenue

Portfolio structure is subject to change.

[CREDIT ENHANCEMENTS PIE CHART]

CREDIT ENHANCEMENTS as of October 31, 1998 (% of Total Long-Term Portfolio)

MBIA                                                              36%
FGIC                                                              27%
AMBAC                                                             23%
FSA                                                                9%
GNMA                                                               5%

Portfolio structure is subject to change.

CALL STRUCTURE as of October 31, 1998
(% of Total Long-Term Portfolio)

WEIGHTED AVERAGE
CALL PROTECTION: 4 YEARS

Years Bonds Callable                      Percent Callable
        1999                                      0%
        2000                                      0%
        2001                                     21%
        2002                                     63%
        2003                                      0%
        2004                                      0%
        2005                                      2%
        2006                                      5%
        2007                                      0%
        2008                                      5%
        2009+                                     4%

Portfolio structure is subject to change.

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST

PORTFOLIO STRUCTURE

The Trust remained fully invested in long-term municipal bonds during the fiscal year. Investments were diversified among 12 long-term sectors and 56 credits. As illustrated in the accompanying chart, the distribution of call dates in the portfolio produced 4 years of weighted average call protection.

At the time of issuance, municipal bonds generally have 10 years of protection from the municipality's option to call bonds for redemption. Interest rates have declined since the Trust's inception and we anticipate that most municipal issuers will use their optional call provisions to refinance portfolio holdings at lower yields. In fact, the bonds in the refunded category have been refinanced and the call dates have been announced.

The Trust's weighted average maturity was 14 years. Average duration (a measure of price volatility to interest rate changes) was 4 years. To assure the timely payment of principal and interest, each position in the portfolio was backed by triple "A" rated bond insurance or an escrow or trust account containing sufficient U.S. government guaranteed securities.

THE IMPACT OF LEVERAGING

As discussed in previous reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred Shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates.

During the 12-month period, ARPS leverage contributed approximately $0.13 per share to common share earnings. Weekly ARPS yields ranged between 3.19 and 4.20 percent. Two ARPS series totaling $130 million represented 26 percent of net assets.

LOOKING AHEAD

Global economic conditions seem likely to keep inflationary pressures under control and have contributed to lower interest rates. The fixed-income markets have also begun to anticipate the

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST possibility of additional monetary easing by the Fed. With the municipal relationship to Treasuries more favorable than it has been in the last 10 years, the outlook for municipal bonds is positive. We anticipate that the portfolio's average duration will be extended as older, higher-yielding investments, including refunded issues, are replaced.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions.

We appreciate your ongoing support of Morgan Stanley Dean Witter Insured Municipal Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/S/ CHARLES A. FIUMEFREDDO
CHARLES A. FIUMEFREDDO
Chairman of the Board

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST

RESULTS OF ANNUAL MEETING (unaudited)

                             *         *         *

On October 20, 1998, an annual meeting of the Trust's shareholders was held for the purpose of voting on three separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES BY ALL SHAREHOLDERS:

Edwin J. Garn
For.........................................................  18,800,003
Withheld....................................................     317,687

Michael E. Nugent
For.........................................................  18,806,165
Withheld....................................................     311,525

Philip J. Purcell
For.........................................................  18,786,949
Withheld....................................................     330,741

(2) ELECTION OF TRUSTEE BY PREFERRED SHAREHOLDERS:

John R. Haire
For.........................................................       2,472
Withheld....................................................           0

The following Trustees were not standing for reelection at this meeting: Michael Bozic, Charles A. Fiumefreddo, Wayne E. Hedien, Dr. Manuel H. Johnson and John
L. Schroeder.

(3) RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE TRUST'S INDEPENDENT ACCOUNTANTS:

For.........................................................  18,583,285
Against.....................................................      54,986
Abstain.....................................................     479,419

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS October 31, 1998

PRINCIPAL
AMOUNT IN                                                                 COUPON    MATURITY
THOUSANDS                                                                  RATE       DATE         VALUE
------------------------------------------------------------------------------------------------------------
            TAX-EXEMPT MUNICIPAL BONDS (97.8%)
            General Obligation (3.6%)
$  4,000    California, Refg Dtd 10/01/98 (MBIA)........................    4.50%   10/01/28    $ 3,714,520
   8,000    Chicago, Illinois, Refg Ser 1992 (AMBAC)....................    6.25    01/01/11      9,324,880
   4,000    Clark County, Nevada, Transportation Impr Ltd Tax Ser
             06/01/92 B (AMBAC).........................................    6.50    06/01/17      4,802,160
--------                                                                                        -----------
  16,000                                                                                         17,841,560
--------                                                                                        -----------

            Educational Facilities Revenue (4.1%)
            Massachusetts Health & Educational Facilities Authority,
  15,000     Northeastern University Ser E (MBIA).......................    6.55    10/01/22     16,631,100
   3,000     Stonehill College Ser E (MBIA).............................    6.60    07/01/20      3,315,420
--------                                                                                        -----------
  18,000                                                                                         19,946,520
--------                                                                                        -----------

            Electric Revenue (2.5%)
  10,000    Piedmont Municipal Power Agency, South Carolina, 1991 Refg
             Ser (FGIC).................................................    6.25    01/01/18     10,669,700
   1,630    Lower Colorado Authority, Texas, Jr Lien Refg Ser 1992
             (AMBAC)....................................................    6.00    01/01/17      1,721,557
--------                                                                                        -----------
  11,630                                                                                         12,391,257
--------                                                                                        -----------

            Hospital Revenue (4.0%)
   5,000    Brevard County Health Facilities Authority, Florida,
             Wuesthoff Memorial Hospital Ser 1992 A (MBIA)..............    6.625   04/01/13      5,494,250
   4,000    South Miami Health Authority, Florida, Baptist Health Ser
             1998 (MBIA) (WI)...........................................    5.00    11/15/28      3,938,760
   3,700    Massachusetts Health & Educational Facilities Authority,
             McLean Hospital
             Ser C (FGIC)...............................................    6.625   07/01/15      4,078,769
   3,000    Missouri Health & Educational Facilities Authority, SSM
             Healthcare
             Ser 1998 A (MBIA)..........................................    5.00    06/01/22      2,942,850
   3,020    Amarillio Health Facilities Corporation, Texas, Baptist St
             Anthony's Hospital
             Ser 1998 (FSA).............................................    5.50    01/01/16      3,221,253
--------                                                                                        -----------
  18,720                                                                                         19,675,882
--------                                                                                        -----------

            Industrial Development/Pollution Control Revenue (15.1%)
   6,000    Delaware Econmic Development Authority, Delmarva Power &
             Light Co
             Ser 1992 A (AMT) (AMBAC)...................................    6.85    05/01/22      6,616,680
   5,000    Lawrenceburg, Indiana, Indiana & Michigan Power Co Refg Ser
             D
             (Secondary FGIC)...........................................    7.00    04/01/15      5,536,600
  20,000    Burlington, Kansas, Kansas Gas & Electric Co Ser 1991
             (MBIA).....................................................    7.00    06/01/31     21,840,600
   7,500    Humboldt County, Nevada, Sierra Pacific Power Co Refg Ser
             1987 (AMBAC)...............................................    6.55    10/01/13      8,250,975
   5,000    New York State Energy Research & Development Authority,
             Brooklyn Union Gas Co 1996 Ser (MBIA)......................    5.50    01/01/21      5,272,000
   7,000    Montgomery County Industrial Development Authority,
             Pennsylvania,
             Philadelphia Electric Co Refg 1991 Ser B (MBIA)............    6.70    12/01/21      7,638,050
            Brazos River Authority, Texas,
   7,500     Houston Lighting & Power Co 1992 A (AMBAC).................    6.70    03/01/17      8,232,750
  10,000     Texas Utilities Electric Co Collateralized Ser 1992 A (AMT)
               (AMBAC)..................................................    6.75    04/01/22     10,977,400
--------                                                                                        -----------
  68,000                                                                                         74,365,055
--------                                                                                        -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST

PRINCIPAL
AMOUNT IN                                                                 COUPON    MATURITY
THOUSANDS                                                                  RATE       DATE         VALUE
------------------------------------------------------------------------------------------------------------
            Mortgage Revenue - Single Family (5.5%)
$  3,000    Alaska Housing Finance Corporation, Governmental 1995 Ser A
             (MBIA).....................................................    5.875%  12/01/24    $ 3,162,780
  15,300    Nebraska Investment Finance Authority, GNMA-Backed 1992 Ser
             A & B (AMT)................................................    6.71    09/15/24     16,271,703
   6,950    Ohio Housing Finance Agency, GNMA-Backed Ser A 1 & 2
             (AMT)......................................................    6.903   03/24/31      7,371,170
--------                                                                                        -----------
  25,250                                                                                         26,805,653
--------                                                                                        -----------

            Nursing & Health Related Facilities Revenue (0.8%)
   3,495    New York State Medical Care Facilities Finance Agency,
--------     Mental Health 1992 Ser A (FGIC)............................    6.375   08/15/17      3,815,422
                                                                                                -----------

            Public Facilities Revenue (4.4%)
  20,000    Hudson County, New Jersey, Correctional Refg Ser 1992 COPs
             (MBIA).....................................................    6.60    12/01/21     21,847,200
--------                                                                                        -----------

            Resource Recovery Revenue (1.8%)
   8,325    Detroit Economic Development Corporation, Michigan, Ser 1991
--------     A
             (AMT) (FSA)................................................    6.875   05/01/09      9,007,151
                                                                                                -----------

            Transportation Facilities Revenue (2.8%)
   5,000    Greater Orlando Aviation Authority, Florida, Ser 1992 A
             (AMT) (FGIC)...............................................    6.50    10/01/12      5,517,400
   5,000    Hillsborough County Port District, Florida, Tampa Port
             Authority
             Refg Ser 1995 (AMT) (FSA)..................................    5.75    06/01/13      5,403,350
   2,500    Hawaii, Airports Second Lien Ser 1991 (AMT) (MBIA)..........    6.75    07/01/21      2,709,600
--------                                                                                        -----------
  12,500                                                                                         13,630,350
--------                                                                                        -----------

            Water & Sewer Revenue (8.7%)
   7,500    Tampa Bay Water, Florida, Utility Ser 1998 B (FGIC).........    4.75    10/01/27      7,181,475
   5,000    Douglasville - Douglas County Water Sewer Authority,
             Georgia, Ser 1998 (FGIC)...................................    4.50    06/01/23      4,654,950
   7,790    Kenton County Water District #1, Kentucky, Refg Ser 1992
             (FGIC).....................................................    6.375   02/01/17      8,543,838
   3,000    Detroit, Michigan, Water Supply Refg Ser 1992 (FGIC)........    6.375   07/01/22      3,282,270
     375    Cleveland, Ohio, Waterworks Ser F 1992 B (AMBAC)............    6.50    01/01/11        408,649
   2,700    Mahoning Valley Sanitary District, Ohio, Refg Ser 1998
             (FSA)......................................................    5.125   12/15/16      2,767,554
  10,000    Grand Strand Water & Sewer Authority, South Carolina, Refg
             Ser 1992 (MBIA)............................................    6.00    06/01/19     10,630,700
   5,000    North Charleston Sewer District, South Carolina, Refg Ser
             1992 A (MBIA)..............................................    6.00    07/01/18      5,322,000
--------                                                                                        -----------
  41,365                                                                                         42,791,436
--------                                                                                        -----------

            Refunded (44.5%)
  15,000    Delaware Health Facilities Authority, Medical Center of
             Delaware
             Ser 1992 (MBIA) (ETM)......................................    6.25    10/01/06     17,248,950
  10,000    Orange County, Florida, Tourist Development Tax Ser 1992 B
             (AMBAC)....................................................    6.00    10/01/02+    10,848,700
  10,000    Reedy Creek Improvement District, Florida, Utilities Ser
             1991-1 (MBIA)..............................................    6.50    10/01/01+    10,898,200
  15,000    Cook County, Illinois, Ser 1992 A (MBIA)....................    6.60    11/15/02+    16,879,350
   8,955    Illinois Health Facilities Authority, Southern Illinois
             Hospital Services
             Ser 1991 (MBIA)............................................    6.625   03/01/02+     9,925,812
   6,000    Louisiana, Ser 1992 A (AMBAC)...............................    6.50    05/01/02+     6,654,840
   9,300    New Orleans, Louisiana, Issue of 1992 (FGIC)................    7.50    09/01/02+    10,547,781
   7,000    Detroit, Michigan, Water Supply Refg Ser 1992 (FGIC)........    6.375   07/01/02+     7,734,300
   5,000    Farmington Hills Hospital Finance Authority, Michigan,
             Botstford General Hospital Ser 1992 A (MBIA)...............    6.50    02/15/02+     5,520,900
   6,400    Bergen County Utilities Authority, New Jersey, 1992 Water
             Pollution
             Ser A (FGIC)...............................................    6.50    06/15/02+     7,119,040

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST

PRINCIPAL
AMOUNT IN                                                                 COUPON    MATURITY
THOUSANDS                                                                  RATE       DATE         VALUE
------------------------------------------------------------------------------------------------------------
$  4,575    Cleveland, Ohio, Waterworks Ser F 1992 B (AMBAC)............    6.50%   01/01/02+  $  5,041,742
  15,000    Harrisburg Authority, Pennsylvania, Water Ser of 1992
             (FGIC).....................................................    6.50    08/15/02+    16,476,600
  15,000    South Carolina Public Service Authority, 1991 Ser D
             (AMBAC)....................................................    6.50    07/01/02+    16,711,950
   5,000    Chattanooga-Hamilton County Hospital Authority, Tennessee,
             Erlanger Medical Center 1991 Ser A (FSA)...................    6.854   05/15/01+     5,462,850
  15,000    Amarillo Health Facilities Corporation, Texas, High Plains
             Baptist Hospital
             Ser 1992 A & B (FSA).......................................    6.562   01/01/02+    16,492,199
  10,000    Harris County, Texas, Sr Lien Toll Road Refg Ser 1992 A
             (AMBAC)**..................................................    6.50    08/15/02+    11,158,500
  15,000    Metropolitan Seattle, Washington, Sewer Ser U (FGIC)........    6.60    01/01/01+    16,214,250
            Wisconsin Health & Educational Facilities Authority,
  15,000     Children's Hospital Inc Ser 1992 B (FGIC)..................    6.50    08/15/02+    16,726,349
  10,000     Wausau Hospital Inc Ser 1991 B (AMBAC).....................    6.70    02/15/01+    10,857,300
--------                                                                                        -----------
 197,230                                                                                        218,519,613
--------                                                                                        -----------
 440,515    TOTAL TAX- EXEMPT MUNICIPAL BONDS (Identified Cost $434,458,857).................   480,637,099
--------                                                                                        -----------

            SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (1.4%)
   2,000    Texas Water Development Board, Revolving Fund Ser 1992 - A
             (Demand 11/02/98)..........................................    3.70*   03/01/15      2,000,000
   5,100    Lincoln County, Wyoming, Exxon Corp Ser 1984 B (Demand
             11/02/98)..................................................    3.70*   11/01/14      5,100,000
--------                                                                                        -----------
   7,100    TOTAL SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS
--------
            (Identified Cost $7,100,000)                                                          7,100,000
                                                                                                -----------

$447,615    TOTAL INVESTMENTS (Identified Cost $441,558,857) (a)....................    99.2%   487,737,099
========

            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES............................    0.8     3,892,895
                                                                                       -----    -----------

            NET ASSETS...............................................................  100.0%  $491,629,994
                                                                                       =====   ============

---------------------

 AMT   Alternative Minimum Tax.
COPs   Certificates of Participation.
 ETM   Escrowed to maturity.
 WI    Security purchased on a "when-issued" basis.
  +    Prerefunded to call date shown.
  *    Current coupon of variable rate demand obligation.
 **    This security is segregated in connection with the purchase of a "when-issued" security.
 (a)   The aggregate cost for federal income tax purposes
       approximates identified cost. The aggregate gross unrealized appreciation is $46,334,318 and the aggregate gross
       unrealized depreciation is $156,076, resulting in net
       unrealized appreciation of $46,178,242.

Bond Insurance:
AMBAC  AMBAC Indemnity Corporation.
FGIC   Financial Guaranty Insurance Company.
 FSA   Financial Security Assurance Inc.
MBIA   Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST

                       GEOGRAPHIC SUMMARY OF INVESTMENTS
                Based on Market Value as a Percent of Net Assets
                                October 31, 1998

Alaska...................       0.7%
California...............       0.8
Delaware.................       4.9
Florida..................      10.0
Georgia..................       0.9
Hawaii...................       0.6
Illinois.................       7.3
Indiana..................       1.1
Kansas...................       4.4
Kentucky.................       1.7
Louisiana................       3.5
Massachusetts............       4.9
Michigan.................       5.2
Missouri.................       0.6
Nebraska.................       3.3
Nevada...................       2.7
New Jersey...............       5.9
New York.................       1.8
Ohio.....................       3.2
Pennsylvania.............       4.9
South Carolina...........       8.8
Tennessee................       1.1
Texas....................      11.0
Washington...............       3.3
Wisconsin................       5.6
Wyoming..................       1.0
                             ------
Total....................      99.2%
                             ======

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1998
ASSETS:
Investments in securities, at value
 (identified cost $441,558,857).............................  $487,737,099
Cash........................................................     1,012,508
Interest receivable.........................................     7,200,647
Prepaid expenses............................................        61,232
                                                              ------------

    TOTAL ASSETS............................................   496,011,486
                                                              ------------

LIABILITIES:
Payable for:
    Investments purchased...................................     3,960,467
    Investment management fee...............................       170,105
    Dividends to preferred shareholders.....................       129,400
Accrued expenses and other payables.........................       121,520
                                                              ------------

    TOTAL LIABILITIES.......................................     4,381,492
                                                              ------------

    NET ASSETS..............................................  $491,629,994
                                                              ============

COMPOSITION OF NET ASSETS:
Preferred shares of beneficial interest (1,000,000 shares
 authorized of non-participating $.01 par value, 2,600
 shares outstanding)........................................  $130,000,000
                                                              ------------
Common shares of beneficial interest (unlimited shares
 authorized of $.01 par value, 22,416,813 shares
 outstanding)...............................................   311,397,839
Net unrealized appreciation.................................    46,178,242
Accumulated undistributed net investment income.............     1,715,822
Accumulated undistributed net realized gain.................     2,338,091
                                                              ------------

    NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS............   361,629,994
                                                              ------------

    TOTAL NET ASSETS........................................  $491,629,994
                                                              ============

NET ASSET VALUE PER COMMON SHARE
 ($361,629,994 divided by 22,416,813 common shares
 outstanding)...............................................        $16.13
                                                              ============

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST

STATEMENT OF OPERATIONS
For the year ended October 31, 1998
NET INVESTMENT INCOME:
INTEREST INCOME.............................................  $28,801,887
                                                              -----------

EXPENSES
Investment management fee...................................    1,714,521
Auction commission fees.....................................      350,411
Transfer agent fees and expenses............................      110,217
Professional fees...........................................      104,878
Shareholder reports and notices.............................       60,794
Registration fees...........................................       32,483
Custodian fees..............................................       20,104
Auction agent fees..........................................       17,608
Trustees' fees and expenses.................................       13,396
Other.......................................................       32,643
                                                              -----------

    TOTAL EXPENSES..........................................    2,457,055
Less: expense offset........................................      (20,017)
                                                              -----------

    NET EXPENSES............................................    2,437,038
                                                              -----------

    NET INVESTMENT INCOME...................................   26,364,849
                                                              -----------

NET REALIZED AND UNREALIZED GAIN:
Net realized gain...........................................    2,338,083
Net change in unrealized appreciation.......................    1,110,562
                                                              -----------

    NET GAIN................................................    3,448,645
                                                              -----------

NET INCREASE................................................  $29,813,494
                                                              ===========

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST

STATEMENT OF CHANGES IN NET ASSETS
                                                         FOR THE YEAR       FOR THE YEAR
                                                            ENDED              ENDED
                                                       OCTOBER 31, 1998   OCTOBER 31, 1997
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income................................    $ 26,364,849       $ 26,508,096
Net realized gain....................................       2,338,083           --
Net change in unrealized appreciation................       1,110,562          5,274,961
                                                         ------------       ------------

    NET INCREASE.....................................      29,813,494         31,783,057
                                                         ------------       ------------
Dividends to preferred shareholders from net
 investment income...................................      (4,623,746)        (4,757,694)
                                                         ------------       ------------

DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREHOLDERS
FROM:
Net investment income................................     (21,408,649)       (22,161,286)
Net realized gain....................................        --               (1,233,114)
                                                         ------------       ------------

    TOTAL............................................     (21,408,649)       (23,394,400)
                                                         ------------       ------------
Decrease from transactions in common shares of
 beneficial interest.................................         (37,122)        (1,594,423)
                                                         ------------       ------------

    NET INCREASE.....................................       3,743,977          2,036,540
NET ASSETS:
Beginning of period..................................     487,886,017        485,849,477
                                                         ------------       ------------

    END OF PERIOD
    (Including undistributed net investment income of
    $1,715,822 and $1,383,368, respectively).........    $491,629,994       $487,886,017
                                                         ============       ============

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS October 31, 1998

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Insured Municipal Trust (the "Trust"), formerly InterCapital Insured Municipal Trust (the Trust changed its name effective December 21, 1998), is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on October 3, 1991 and commenced operations on February 28, 1992.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), formerly Dean Witter InterCapital Inc., the Trust pays a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

Under the terms of the Agreement, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1998 aggregated $28,369,075 and $28,860,186, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At October 31, 1998, the Trust had transfer agent fees and expenses payable of approximately $1,500.

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 1998 included in Trustees' fees and expenses in the Statement of Operations amounted to $5,381. At October 31, 1998, the Trust had an accrued pension liability of $38,696 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series TU and TH Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

                  AMOUNT IN             RESET         RANGE OF
SERIES  SHARES*   THOUSANDS*   RATE*     DATE     DIVIDEND RATES**
------  -------   ----------   -----   --------   ----------------
  TU     800       $40,000     3.69%   01/06/99    3.61% - 3.69%
  TH    1,800       90,000     3.19    11/06/98    3.19  - 4.20

---------------------
 *  As of October 31, 1998.
** For the year ended October 31, 1998.

Subsequent to October 31, 1998 and up through December 21, 1998, the Trust paid dividends to Series TU and TH at rates ranging from 3.00% to 3.69% in the aggregate amount of $623,484.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                                        EXCESS OF
                                                                SHARES     PAR VALUE    PAR VALUE
                                                              ----------   ---------   ------------
Balance, October 31, 1996...................................  22,525,813   $225,258    $312,804,126
Treasury shares purchased and retired (weighted average
 discount 5.03%)*...........................................    (106,600)    (1,066)     (1,593,357)
                                                              ----------   --------    ------------
Balance, October 31, 1997...................................  22,419,213    224,192     311,210,769
Treasury shares purchased and retired (weighted average
 discount 3.27%)*...........................................      (2,400)       (24)        (37,098)
                                                              ----------   --------    ------------
Balance, October 31, 1998...................................  22,416,813   $224,168    $311,173,671
                                                              ==========   ========    ============

---------------------
* The Trustees have voted to retire the shares purchased.

6. DIVIDENDS TO COMMON SHAREHOLDERS

On September 29, 1998, the Trust declared the following dividends from net investment income:

 AMOUNT         RECORD            PAYABLE
PER SHARE        DATE              DATE
---------  ----------------  -----------------
 $0.075    November 6, 1998  November 20, 1998
 $0.075    December 4, 1998  December 18, 1998

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                               FOR THE YEAR ENDED OCTOBER 31*
                                                              ----------------------------------------------------------------
                                                                1998          1997          1996          1995          1994
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................  $  15.96      $  15.80      $  15.86      $  14.27      $  16.95
                                                              --------      --------      --------      --------      --------
Net investment income.......................................      1.18          1.18          1.27          1.21          1.33
Net realized and unrealized gain (loss).....................      0.15          0.23         (0.02)         1.65         (2.67)
                                                              --------      --------      --------      --------      --------
Total from investment operations............................      1.33          1.41          1.25          2.86         (1.34)
                                                              --------      --------      --------      --------      --------
Less dividends and distributions from:
 Net investment income......................................     (0.95)        (0.99)        (1.02)        (1.02)        (1.12)
 Common share equivalent of dividends paid to preferred
   shareholders.............................................     (0.21)        (0.21)        (0.21)        (0.23)        (0.22)
 Net realized gain..........................................        --         (0.05)        (0.08)        (0.02)           --
                                                              --------      --------      --------      --------      --------
Total dividends and distributions...........................     (1.16)        (1.25)        (1.31)        (1.27)        (1.34)
                                                              --------      --------      --------      --------      --------
Net asset value, end of period..............................  $  16.13      $  15.96      $  15.80      $  15.86      $  14.27
                                                              ========      ========      ========      ========      ========
Market value, end of period.................................  $ 15.625      $  15.25      $  15.00      $ 14.625      $ 12.625
                                                              ========      ========      ========      ========      ========
TOTAL INVESTMENT RETURN+....................................      8.79%         8.80%        10.31%        24.59%       (18.84)%

RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Total expenses..............................................      0.68%         0.69%(1)      0.70%(1)      0.72%(1)      0.77%
Net investment income before preferred stock dividends......      7.33%         7.50%         7.54%         7.88%         8.45%
Preferred stock dividends...................................      1.29%         1.35%         1.35%         1.50%         1.38%
Net investment income available to common shareholders......      6.04%         6.15%         6.19%         6.38%         7.07%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................  $491,630      $487,886      $485,849      $490,116      $491,360
Asset coverage on preferred shares at end of period.........       378%          375%          373%          377%          307%
Portfolio turnover rate.....................................         6%           --             1%            3%            6%

---------------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(1) Does not reflect the effect of expense offset of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Insured Municipal Trust (the "Trust"), formerly InterCapital Insured Municipal Trust, at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 21, 1998

                      1998 FEDERAL TAX NOTICE (unaudited)

         For the year ended October 31, 1998, all of the Trust's dividends from net investment income received by both common and preferred shareholder classes were exempt interest dividends, excludable from gross income for Federal income tax purposes.

TRUSTEES
-------------------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
-------------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
-------------------------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
-------------------------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
-------------------------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048


MORGAN STANLEY
DEAN WITTER
INSURED
MUNICIPAL
TRUST

Annual Report
October 31, 1998